ACCOUNT PURCHASE AGREEMENT

This Agreement dated as of November ___, 2001 is between Wells Fargo Bank West, N.A., Trustee of the James C. Berger Rollover IRA and John M. Ventimiglia (hereinafter collectively referred to as "WFBW"), and OPEC Corp. ("Customer") The Customer and WFBW agree as follows:

         1. Purpose of Agreement. The Customer desires to sell and assign to WFBW acceptable accounts receivable. The purpose of this agreement is commercial in nature and not for household, family and/or personal use.

         2. Definitions.

"Account" means any right of payment of the net amount for goods sold, or leased and delivered or services rendered in the ordinary course of Customer's business which is not evidenced by an instrument or chattel paper.

"Acceptable Account" means an Account, in an amount not to be less than $100, which conforms to the warranties and terms set forth herein or at WFBW's sole discretion, net of any credits or allowances of any nature, except the following shall not in any event be deemed Acceptable Accounts:
                  (i) That portion of Accounts unpaid 90 days or more after the invoice date or, if WFBW in its discretion has determined that a particular dated Account may be acceptable, that portion of such Account which is unpaid more than 30 days past the stated due date or more than 90 days past the invoice date;
                  (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account; (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Customer to the Account Debtor;
                  (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Acceptable Accounts that portion of Accounts owed by such units of government for which the Customer has provided evidence satisfactory to WFBW that (A) WFBW has a first priority perfected security interest and
         (B) such Accounts may be enforced by WFBW directly against such unit of government under all applicable laws);
                  (v) Accounts owed by an Account Debtor located outside the United States which are not (A) backed by a bank letter of credit naming WFBW as beneficiary or assigned to WFBW, in WFBW's possession and acceptable to WFBW in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to WFBW in its sole discretion;
                 (vi) Accounts owed by an Account Debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;
                  (vii) Accounts owed by a shareholder, subsidiary, affiliate, officer or employee of the Customer; (viii) Accounts not subject to a duly perfected security interest in WFBW's favor or which are subject to any lien, security interest or claim in favor of any Person other than WFBW including without limitation any payment or performance bond;
                 (ix) That portion of Accounts that has been restructured, extended, amended or modified;
                 (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;
                 (xi) Accounts owed by an Account Debtor, regardless of whether otherwise acceptable, if 10% or more of the total amount due under Accounts from such Account Debtor is unacceptable under clauses above; and,

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

                 (xii)  Accounts,   or  portions   thereof,   otherwise   deemed
         unacceptable by WFBW in its sole discretion.

         "Account Debtor" means Customer's customer or the person or entity owing money to the Customer.

         "Account Debtor Dispute" means a claim by Account Debtor against Customer, of any kind whatsoever, that reduces or may reduce the amount collectible from Account Debtor by WFBW which arises at anytime, both before or after signing of this Agreement or the purchase of an Account.

         "Collateral" means the intangible or tangible property given as security to WFBW by Customer for any Obligations and liabilities of Customer to WFBW under this Agreement,

         "Customer" means the seller and assignor of the Accounts.

         "Credit Problem" means, as established by the Customer, that an Account Debtor is unable to pay its debts because the Account Debtor is the subject of a bankruptcy, insolvency, or receivership proceeding within 75 days of the date of the invoice.

         "Event of Default" shall mean the existence of a default pursuant to paragraph 7 hereunder, or a default under any documents given to WFBW in connection with this Agreement.

         "Initial Payment" shall mean the amount paid to the Customer at the time of purchase of the Account which is equal to the gross face amount of the Account less stated trade discounts offered by the Customer to the Account Debtor less 15 percent.

         "Minimum Fee" shall mean the minimum fee paid per month by the Customer as stated in paragraph 5(m) below.

         "WFBW Discount" means the amount to be paid by the Customer according to the following schedule:

         (i) Days                    Rate
             ----                    ----
         (for payment
         of account)
         -----------
         1-60                3 % of the gross face amount of each Account purchased by WFBW.
         61+                 0.05 of 1% additionally  per day until the account is paid in full.  Upon request from Customer,
                             WFBW may in its sole discretion, Purchase Accounts or specific invoices that are less than $100.00.

         If any Event of Default exists, as defined below, this discount may increase in an amount to be determined by WFBW at its sole discretion. WFBW may, upon prior written notice to Customer, change the amount of any fee or charge at its sole discretion or if WFBW's cost of funds increases for any reason. Such change shall be effective upon delivery of the notice.

plus,

         (ii) Each Account purchased by WFBW that is less than $100.00 shall be assessed an additional $1.50 charge.

         "Net Purchase Price" means the purchase price of each Account sold to WFECI which shall be equal to the gross face amount of each Account less WFBW's Discount and other charges and less any amount of any trade discounts, credits or allowances, or any other reductions or adjustments to such Accounts taken by the Account Debtor.

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

         "Part Payment" means a payment/payments made by WFBW to the Customer which is/are less than the full Net Purchase Price as more fully described in
Section 3 below.

         "Repurchase Price" for any Account means the Net Purchase Price less any amounts collected from the Account Debtor on the Account plus all fees, costs or expenses associated with the repurchase or collection of such Account.

3.       Purchase of Accounts.

         a. Pursuant to the terms herein, Customer hereby sells, transfers and assigns to WFBW, its successors and assigns, as absolute owner, and WFBW hereby purchases and accepts from the Customer all of the Customer's right, title and interest in and to:

         (i) the Customer's Acceptable Accounts receivables due from the Account Debtor together with all rights of action accrued or to accrue thereon, including, without limitation, full power to collect, sue for, compromise, assign, in whole or in part, or in any other manner enforce collection thereof in Customer's name or otherwise, as identified and accepted by WFBW, and

         (ii)all right, title and interest of the Customer in and to the books and records evidencing or relating to the Acceptable Account, all deposits, or other security for the obligation of any person under or relating to the Acceptable Account, all goods relating to, or which by sale have resulted in, the Account, including goods returned by any Account Debtor, debtor or obligor in any way obligated on or in connection with the Acceptable Account including, without limitation, the Account Debtor, all rights of stoppage in transit, replevin, repossession and reclamation and all other rights of action of an unpaid vendor or lienor; and

         (iii) proceeds of the foregoing in any form.

         b. Approval: WFBW shall not purchase an Account unless such Account is first submitted to WFBW by Customer for approval. WFBW is not obligated to buy any Account from Customer which WFBW does not deem acceptable.

         c. Purchase: Upon approval and acceptance by WFBW of an Account for the assignment and sale of an Account to WFBW, Customer shall be entitled to an Initial Payment.

         d. Purchase Price: As consideration for the assignment and sale of an Account to WFBW, WFBW shall pay to the Customer the Net Purchase Price on the terms and conditions as stated herein.

         e. Payment of Purchase Price: If no Default exists hereunder, WFBW shall pay the Net Purchase Price to the Customer at the Customer's request or at WFBW's discretion as follows:

         (i) First, WFBW shall pay to the Customer an Initial Payment upon assignment or sale of an Account to WFBW, and receipt of all documents and forms described in paragraph 3(h) below and upon fulfillment of all terms precedent to such sale or assignment as more fully described below.

         (ii) After collection of an Account in full by WFBW, WFBW shall pay to the Customer the amount collected on the Account less: (a) the Initial Payment,
(b) Part Payment(s), and (c) any fees, expenses or charges owed to WFBW as more fully described herein. This payment shall be made on the Wednesday of the week following the calendar week in which the full collection of Account is received by WFBW.

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

         (iii) WFBW, may at its discretion, after request by the Customer, and after collection of an Account in an amount which is less than the full amount due and owing on the Account, make a payment to the Customer of the amount so collected less: (a) the Initial Payment, (b) any previous Part Payment, and (c) any amounts owed or to be owed by the Customer to WFBW. WFBW shall consider making such a payment, if, in WFBW's sole discretion, WFBW determines that Customer has complied with all the terms and conditions herein, that no Events of Default have occurred and Customer acknowledges that that there are no offsets or claims against, or Account Debtor Disputes relating to, any Account purchased by WFBW. This payment shall be made, on the Wednesday of the week following the calendar week in which the partial collection on the Account is received by WFBW.

         f. Reporting and Statement of Account: On a weekly basis, or as otherwise determined by WFBW in its sole discretion, WFBW shall prepare, and have available for the Customer, an accounting of the purchases, collections, fees and charges related to this Agreement which have occurred during that week. Should such a statement of account indicate a deficit balance, the Customer shall immediately pay to WFBW, the amount of such deficit plus accrued interest on such deficit balance. Interest shall accrue on any deficit balance at the annual rate of eighteen percent (18%), calculated on a daily basis, not to exceed the applicable legal limit, until such deficit is paid in full.

         g.Required Forms: When Customer offers Accounts to WFBW for sale, WFBW shall receive (i) an assignment of Accounts, in a form satisfactory to WFBW and signed by an authorized representative of Customer, (ii) an original invoice or such other document acceptable to WFBW in its sole discretion, (iii) a copy of the Bill of Lading, (iv) proof of delivery, (v) contract, purchase order, or purchase order number which corresponds with such invoice(s), as appropriate to the business of Customer, (vi) notification of assignment and waiver of offset, in a form acceptable to WFBW in its sole discretion and (vii) and any other document which WFBW may require.

         h. Labels: Customer shall imprint, label, or otherwise mark each original invoice or other such documentation accepted by WFBW pursuant to paragraph 3(g)(ii) for each Account being sold to WFBW which indicates that the Account has been sold to WFBW with the following language:

                    This invoice has been assigned to and is
                                  payable to:
                    Wells Fargo Bank West, N.A., Trustee for
                      The James C. Berger Rollover IRA and,
                               John M. Ventimiglia
                c/o Alpern, Myers, Stuart, Scheuerman & Levinson,
                    a Legal Services LLC; Attn: Melissa Perry
                      14 N. Sierra Madre, Suite, Suite "A"
                           Colorado Springs, CO 80903
                        For information call 719/471-7955

         i. Notification: WFBW may at any time, and at its sole discretion, notify any Account Debtor of the assignment of the Account and direct the Account Debtor to make payments directly to WFBW.

         4.  Representations  and  Warranties.   Customer  hereby  warrants  and
covenants as follows:

         a. Customer is properly licensed, qualified and authorized to operate the business of OPEC Corp. under the trade name(s) of N/A and Customer's trade name(s) have been properly filed and published as required by applicable law.
Customer, and the persons executing this document, are duly authorized to execute and deliver this Agreement and all other documents required to be executed and delivered hereunder.

         b.Customer is solvent, is not a Debtor under the United States Bankruptcy Code or under the direction of a receiver, and Customer has made and shall continue to make timely payment on deposit of any tax required to be deducted and withheld by Customer from the wages of any of its employees.

         c. Customer is, at the time of purchase of an Account by WFBW, the lawful owner of and has good and undisputed title to the Accounts purchased by WFBW. The Accounts, at the time of purchase are free from any liens, mortgages, restrictions or encumbrances. The Account is an Acceptable Account as defined above.

         d. Each Account Debtor's business is solvent to the best of Customer's information and knowledge.

         e. Each Account offered for sale to WFBW is an accurate and undisputed statement of indebtedness owed by Account Debtor to Customer for a certain sum which is due and payable in 30 days or less, or within such time as is agreed to in writing by WFBW and Customer for a bona fide sale, delivery and acceptance of merchandise or performance of services which have been received and finally accepted by the Account Debtor. Customer has all rights to transfer or sell such Accounts to WFBW.

         f.Customer does not own, control or exercise dominion over, in any way whatsoever, the Account Debtor or the business of any Account Debtor for whom Accounts are to be sold by Customer to WFBW.

         g. All financial records, statements, books or other documents shown to WFBW by Customer at anytime, either before or after the signing of this Agreement are true and accurate,

         h. Customer will not under any circumstances or in any manner whatsoever, interfere with any of WFBW'S rights under this Agreement.

         i. Customer will not sell or assign Accounts except to WFBW for the period of this Agreement, and/or for as long its any obligation to repurchase or indebtedness whatsoever remains owing by Customer to WFBW.

         j. Customer has not transferred, pledged or granted a security interest in Customer's Accounts or other personal property to any other party which Customer has not fully disclosed in writing to WFBW. Customer shall not, and shall not consent to the transfer, pledge or grant a security interest to, placement of any lien or encumbrance, by any other party on any personal property or accounts belonging to the Customer for the term of this Agreement and for as long as customer may be required to repurchase an Account or is indebted to WFBW hereunder without the written consent of WFBW. Customer shall provide written notice to WFBW within five business days of Customer obtaining any knowledge, from any source, of the assertion, filing, recording or perfection by any means, of any non-consensual lien, claim or encumbrance against the property of Customer.

         k. Customer will not change or modify the terms of the original invoice or agreement with the Account Debtor or the order of payment on Accounts sold to WFBW unless WFBW first consents to such change or modification in writing.

         l. Customer will maintain such insurance covering Customer's business and/or the property of the Account Debtors as customary and adequate for businesses similar to the business of Customer in an amount as is sufficient to compensate for reasonably foreseeable loss, and promptly pay all premiums with respect to the policies covering such insurance. Further, at the request of WFBW, the Customer shall have WFBW named as loss payee for such insurance.

         m. Customer will notify WFBW in writing prior to any change in the location of Customer's place(s) of business, including the location of the Customer's inventory or, if Customer has or intends to acquire any additional place(s) of business, or prior to any change in Customer's chief executive office or the office or offices where Customer's books and records concerning Accounts are kept.

         n. Customer will immediately notify WFBW in writing of any proposed change of Customer's name, identity, legal entity, corporate structure, business dissolution, use of additional trade name(s), and/or any proposed change in any of officers, principals, partners, and/or owners of Customer and will not effect any such change without WFBW's written consent.

         o. Customer will immediately notify WFBW in writing of the commencement of any legal proceeding or service of any legal document affecting the Customer including, but not limited to, any judgments, liens, attachments, garnishments, complaints, or the filing of a voluntary or involuntary petition under the United States Bankruptcy Code.

         p. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or to the knowledge of Customer, threatened against or affecting Customer, which if adversely determined, would have a material adverse effect on the business, operations, property, assets or condition, financial or otherwise, of Customer.

         q. The execution and performance by Customer of the terms and provisions of this Agreement and the execution and delivery of any other documents required to be executed and delivered hereunder have been duly authorized by all requisite company action, and neither the execution and performance of this Agreement or any other documents required to be delivered hereunder, will violate any provision of law, any order of any court or other agency of government, the governing documents of any Customer, or any agreement or other instrument to which Customer is a party, or by which Customer is bound, or be in conflict with, result in breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Customer, pursuant to any such agreement or instrument, except as provided hereunder. Customer agrees that it will execute and perform all terms hereunder.

5.       Promises.
         Customer hereby promises as follows:

         a. Security Interest/Collateral: As further inducement for WFBW to enter into this Agreement, Customer gives to WFBW, as collateral for the repayment of any and all obligations and liabilities whatsoever of Customer to WFBW, a security interest, under the Uniform Commercial Code, in the following described property, as defined under the Uniform Commercial Code, hereinafter collectively called "Collateral": All presently existing or hereafter arising, now owned or hereafter acquired property including, but not limited to, accounts, inventory, instruments, documents, contract rights, chattel paper, general intangibles, investment property, insurance proceeds, and all books and records pertaining to accounts and all proceeds and products of the foregoing property, now and hereafter owned by Debtor, or in which Debtor now or hereafter may have any rights, wherever situated and whenever acquired. Customer shall execute all and deliver to WFBW any and all documents and instruments as WFBW may request from time to time, including, without limitation, UCC financing statements or amendments.

         b. Credit Problems: If Customer asserts that nonpayment of an Account is due to a Credit Problem, the Customer shall provide documentation establishing that such non payment is due solely to a Credit Problem satisfactory to WFBW, in its reasonable discretion, within ten days of receipt of written notice by WFBW of the nonpayment. If WFBW is not satisfied that nonpayment is solely due to a Credit Problem, then customer shall be obligated to repurchase the Account by paying the Repurchase Price within ten days of receipt of written demand by WFBW.

         c. Sole Property: Once WFBW has purchased an Account, the payment from the Account Debtor as to that Account is the sole property of WFBW.

         d. Misdirected Payment: Customer shall hold in trust and safekeeping, as the property of WFBW, and immediately turn over to WFBW the original check or other form of payment received by Customer, whenever any payment on an Account purchased by WFBW comes into Customer's possession. Should Customer come into possession of a check or other form of payment consisting of payments upon Accounts purchased by WFBW and Accounts not purchased by WFBW, Customer shall turn over said check or other form of payment to WFBW. After receipt of good funds therefor, WFBW shall apply the funds, first to those Accounts purchased by WFBW and, second, to any amounts owed to WFBW. If no Default exists hereunder, any remaining balance shall be paid to the Customer. Further, Customer shall hold in trust and safekeeping, as the property of WFBCl, and immediately turn over to WFBW, any goods or inventory returned to, reclaimed or repossessed by the Customer which are covered by an Account purchased by WFBW. Customer shall pay a misdirected payment fee in the amount of fifteen percent (15%) of the amount of any payment on account of a Purchased Account which has been received by Customer and not delivered in kind to WFBW on the next business day following the date of receipt by Customer.

         e. Financial Records: Customer will furnish financial statements and information as requested, including, but not limited to, satisfactory proof of payment and/or compliance with all Federal, State and/or local tax requirements to WFBW, as requested from time to time, at least once per month, or once per week if Customer is in default.

         f. Book Entry: Customer shall, immediately upon sale of Accounts to WFBW, make proper entries on its books and records disclosing the absolute sale of said Accounts to WFBW, including the proper inclusion of the language stated in paragraph 3(h) above, on said books and records and other documents as so directed by WFBW.

         g. The Customer hereby agrees to pay WFBW, on demand, audit fees in connection with any audits or inspections conducted by WFBW of any Collateral or the Customer's operations or business at the rates established from time to time by WFBW as its audit fees, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

         h. Power of Attorney: In order to carry out this Agreement and avoid unnecessary notification of Account Debtors, customer irrevocably appoints WFBW, or any person designated by WFBW, as its special attorney in fact, or agent, with power to:

         i. strike out Customer's address on all Accounts mailed to Account Debtors and note WFBW's address on all Accounts.

         ii, receive, open and dispose of all mail addressed to Customer, or to Customer's trade name sent to WFBW's address.

         iii. endorse the name of Customer or Customer's trade name on any checks or other evidences of payment that may come into the possession of WFBW on Accounts purchased by WFBW or pursuant to default, and on any other documents relating to any of the Accounts or to Collateral.

         iv. in Customer's name, or otherwise, demand, sue for, collect, and give releases for any and all monies due or become due on Accounts.

         v. compromise, prosecute, or defend any action, claim or proceeding as to said Accounts.

         vi. from time to time offer a trade discount to Customer's Account Debtor exclusive of Customer's normal business custom with said Account Debtor.

         vii. initiate electronic debit or credit entries through the ACH system to Customer's account or any other deposit account maintained by Customer wherever located.

         viii. do any and all things necessary and proper to carry out the purposes intended by this Agreement.

The authority granted to WFBW under this provision shall remain in full force and effect until all assigned Accounts are paid in full and any indebtedness of Customer to WFBW is discharged.

         i. Double Payments: Should WFBW receive a double payment on an Account or other payment which is not identified, WFBW shall carry these sums as open items in its accounting and shall return any double payment to the payor or apply such unidentified payment pursuant to the terms hereunder upon proper identification and documentation.

         j. Hold Harmless: Customer shall hold WFBW harmless against any Account Debtor ill will arising from WFBW's collecting or attempting to collect on any Accounts.

         k. Taxes: Should any excise, sale, use or other tax be imposed by any federal, state or local authority requiring a deduction or withholding from the proceeds of sale of Accounts, or if the Account Debtor is authorized to withhold and deduct such tax or levy, then the Customer shall immediately pay WFBW the amount of the tax or levy so withheld, and the Customer shall indemnify and hold WFBW harmless from any loss or expense on account of such tax.

         l. Costs and Expenses: Except as is prohibited by law, the Customer agrees to pay on demand all costs and expenses, including (without limitation) attorneys' fees, accounting and bookkeeping fees incurred by WFBW in connection with this Agreement and any other related document or agreement, and the transactions contemplated hereby, including without limitation all such costs and expenses and fees incurred in connection with the negotiation, due diligence, preparation, execution, amendment, administration, performance, collection and enforcement of the obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of any security interest granted hereunder, the collection of any Account or any obligation owed by Customer to WFBW.

         m. Minimum Fee: Customer shall pay a Minimum Fee per month in the amount of $9,000 which shall be due on the 15th day of the subsequent month for 2 months from the date hereof and for 2 months from any extension agreement.

6.       Further Promises.  WFBW and Customer hereby promise the following:

         a. Customer will immediately notify WFBW of any disputes between Account Debtor and Customer or the return of any product by Account Debtor to Customer.

         b. Customer will repurchase any Account subject to an Account Debtor Dispute of any kind whatsoever or as required herein.

         c. WFBW may settle any  dispute  regarding  an Account  with an Account
Debtor.   Such  settlement   does  not  relieve   Customer  of  final  and  full
responsibility for such Accounts.

         d. If Customer does not fully settle the dispute with immediacy, the Customer shall repurchase the disputed account from WFBW for the Repurchase Price. WFBW need not tender any invoice or document, besides the statement ascribed in 6(j) below, for such repurchase.

         e. Customer shall not breach any warranties or promises in this Agreement with regard to the unpaid Account or Account Debtor from whom payment on the Account is due.

         f. Customer shall not intentionally contribute to, or aggravate any Credit Problem of an Account Debtor.

         g. Customer and Account Debtor shall not be involved in a dispute of any kind, regardless of validity during any time period covered by this Agreement.

         h. Account Debtor shall not assert a claim or loss or offset of any kind against Customer or WFBW during any time period covered by this Agreement.

         i. If documents submitted by Customer to WFBW for the purchase of an Account are mistaken, fraudulent, incorrect and/or erroneous, or if the Customer fails to submit any document required by WFBW under this Agreement for the purchase of that Account, then said Account may be deemed an Account Debtor Dispute and the Customer shall repurchase said Account and pay the Repurchase Price as stated herein.

         j. WFBW shall identify in writing all repurchases and provide to Customer a written statement of the Accounts subject to repurchase. The Customer shall pay the Repurchase Price for such Accounts within 10 days of the date of the written statement.

         k. Upon the occurrence of any Account Debtor Dispute, Customer shall immediately pay to WFBW the Repurchase Price for any and all Accounts so disputed.

7. Defaults. Any one or more of the following shall be an Event of Default hereunder:

         a. Customer shall fail to pay any indebtedness to WFBW when due or repurchase any Account when required hereunder.

         b. Customer shall breach any term, provision, promise, warranty or representation under this Agreement, or under any other agreements, contracts, between Customer and WFBW or obligation to WFBW.

         c. The appointment of any receiver or trustee of all or a substantial portion of the assets of Customer.

         d. Customer shall become insolvent or unable to pay debts as they mature, shall make a general assignment for the benefit of creditors or shall voluntarily file a petition under the United States Bankruptcy Code or any similar law.

         e. Any involuntary petition in bankruptcy shall be filed against Customer and shall not be dismissed within 60 days or an order for relief is entered against Customer under the United States Bankruptcy Code.

         f. Any levies, attachment, executions, tax assessments or similar process shall be issued against the Collateral.

         g. Any financial statements, profit and loss statements, or schedules, other statements or documents furnished by customer to WFBW are false or incorrect in any material respect.

8. Remedies. In the event of an occurrence of an Event of Default, WFBW may do any one or more of the following:

         a. Declare any indebtedness including outstanding purchased Accounts and the Minimum fee for a three-month period immediately due and payable.

         b. Notify any Account Debtor and take possession of Collateral and collect any Accounts without judicial process.

         c. Require Customer to assemble the Collateral and the records pertaining to Accounts and make them available to WFBW at a place designated by WFBW.

         d. Enter the premises of Customer and take possession of the Collateral and of the records pertaining to the accounts and any other Collateral.

         e. Grant extensions, compromise claims and settle Accounts for less than face value, all without prior notice to Customer.

         f. Use, in connection with any assembly or disposition of the Collateral any trademark, trade name, trade style, copyright, patent right or technical process used or utlilized by Customer.

         g. Hold Customer liable for any deficiency for any amounts due and owing to WFBW.

         h. Require the Customer to repurchase any and all Accounts as so requested by WFBW and pay the Repurchase Price for those Accounts as provided herein.

         i. Cease making reports or accountings to the Customer as otherwise required by this Agreement.

         9. Termination. This Agreement shall continue in full force and effect until the earlier of 2 months from the date of this Agreement, upon written agreement of both parties hereto or upon 30 days written notice by one of the parties hereto, or upon default by the Customer. This Agreement shall automatically continue for subsequent 2 months period unless sixty days prior to the termination date, the Customer notifies WFBW in writing that the Customer wishes to terminate this Agreement. On the date of termination, all obligations owing by the Customer to WFBW shall become immediately due and payable in full without further notice or demand.

         10. Post Termination. After termination, Customer shall be liable to WFBW for the full and prompt payment of the full amount of Accounts sold to WFBW which are then outstanding and unpaid, disputed or undisputed, as well as any other indebtedness or obligations owed to WFBW by Customer including the Minimum Fee through 2 months from the date of this agreement or extension thereof. WFBW continues and shall continue to have a security interest in the Collateral of Customer until all amounts owed to WFBW by Customer are paid in full or are satisfied.

11.     Miscellaneous.

         a. Binding on Future Parties: This Agreement inures to the benefit of and is binding upon the heirs, executors, administrators, successors and assigns of the parties thereto.

         b. Cumulative Rights: No failure or delay by WFBW in exercising any right, power or remedy under the Agreement or documents given in connection with the Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Agreement. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         c. Waiver: WFBW may not waive its rights and remedies unless the waiver is in writing and signed by WFBW. A waiver by WFBW of a right or remedy under this Agreement on one occasion is not a waiver of the right or remedy on any subsequent occasion.

         d. Choice of Law: This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         e. Invalid Provisions: Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         f. Entire Agreement: This instrument contains the entire Agreement between the parties. Except as otherwise provided herein, any addendum or modification hereto must be signed by both parties.

         g. Effective: This Agreement becomes effective when it is accepted and executed by an authorized officer of WFBW and shall be binding upon and inure to the benefit of the Customer and WFBW and their respective successors and assigns, except that the Customer shall not have the right to assign its rights thereunder or any interest therein without WFBW's prior written consent. This Agreement together with the documents given in accordance herewith, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Any prior Loan Agreements between the parties remain in full force and effect and are not superceded hereby.

         h. Information: Without limiting WFBW's right to share information regarding the Customer and its affiliates with WFBW's agents, accountants, lawyers and other advisors, Wells Fargo Corporation, and all direct and indirect subsidiaries of Wells Fargo Corporation and other persons WFBW deems appropriate, WFBW may exchange any and all information it may have in its possession regarding the Customer and its Affiliates, and the Customer waives any right of confidentiality it may have with respect to such exchange of such information.

         i. Indemnification: Customer agrees to indemnify and hold WFBW harmless from any and all liability, claims and damages, including attorneys' fees, costs of suit and interest which WFBW may incur as a result of the failure of Customer to pay withholding taxes due and payable to any taxing authority.

         j. Notices hereunder: All notices and communications hereunder shall be given or made to the parties at their respective addresses set forth below, or at such other address as the addressee may hereafter specify for the purpose of written notice to the other party hereto. Such notices and communications shall be effectively given by WFBW when and if given in writing and delivered to the address set forth herein, delivered by facsimile or duly deposited in the mails with first-class postage prepaid.

         k. Jurisdiction: The parties hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by WFBW or the Customer in connection with this Agreement shall be venued in either the District Court of El Paso County, or the United States District Court, District of Colorado, and (iv) agree that a final judgment in any such suit action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         l. Waiver of Jury Trial: THE CUSTOMER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS AGREEMINT.

Executed and accepted this ____ day of                        , 2001.
                                       -----------------------



OPEC Corp., a Colorado corporation                   Wells Fargo Bank West, N.A., Trustee
                                                     Of the James C. Berger Rollover IRA


By:
   -----------------------------------------         By:
Donald D. Cannella, President                        -----------------------------------------
1880 Office Club Pt. #2000                           Terry P. Coffelt, Sr. Vice President
Colorado Springs, Colorado  80920                    c/o Alpern, Myers, Stuart, Scheuerman & Levinson
719-597-8222 (phone)                                 a Legal Services, LLC; Attn:  Melissa Perry
719-272-8225 (facsimile)                             14 N. Sierra Madre, Suite "A"
                                                     Colorado Springs, CO   80903
                                                     719-471-7955 (phone)
                                                     719-630-1794 (facsimile)


                                                     --------------------------------------------
                                                     John M. Ventimiglia
                                                     c/o Alpern, Myers, Stuart, et al
                                                     Attn:  Melissa Perry
                                                     14 N. Sierra Madre, Suite "A"
                                                     Colorado Springs, CO   80903
                                                     719-471-7955 (phone)
                                                     719-630-1794 (FAX)


STATE OF COLORADO           )
                            ) ss.
COUNTY OF EL PASO )

         Subscribed and sworn to before me this ___ day of December, 2001, by OPEC Corp., a Colorado corporation by Donald D. Cannell, its President.

         My commission expires:
                                ---------------------

                                                           ___________________
                                                           Notary Public
STATE OF COLORADO           )
                            ) ss.
COUNTY OF EL PASO )

         Subscribed and sworn to before me this ___ day of December, 2001, by Wells Fargo Bank West, N.A., by Terry P. Coffellt, its Senior Vice-President.


         My commission expires:
                                ---------------------

                                                          ____________________
                                                          Notary Public


STATE OF COLORADO           )
                            ) ss.
COUNTY OF EL PASO )

         Subscribed and sworn to before me this ___ day of December, 2001, by John M. Ventimiglia.


         My commission expires:
                                ---------------------

                                                          ___________________
                                                          Notary Public


STATE OF COLORADO           )
                            ) ss.
COUNTY OF EL PASO )